EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of VuMEE, Inc. (the "Registrant"), on Form 10-K for the annual period ended August 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: October 16, 2012                     /s/ Michael Spiegel
                                           -------------------------------------
                                           Michael Spiegel
                                           Chief Executive Officer and President


Date: October 16, 2012                     /s/ Lou Rosen
                                           -------------------------------------
                                           Lou Rosen
                                           Chief Financial Officer